UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Walter Investment Management Corp.

(Name of Registrant as Specified In Its Charter)

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On March 25, 2016, Walter Investment Management Corp. (the “Company”) issued the following press release in connection with the Company’s 2016 annual meeting of stockholders, which is scheduled to be held on Thursday, June 9, 2016.

Press Release

Investor and Media Contact: Whitney Finch

Vice President of Investor Relations

813.421.7694

wfinch@walterinvestment.com

FOR IMMEDIATE RELEASE

March 25, 2016

Walter Investment Management Corp. Announces Board of Directors Approval

of Declassification of Board of Directors

(Tampa, Fla.) – Walter Investment Management Corp. (NYSE: WAC) (“Walter Investment” or the “Company”) announced today that its Board of Directors (the “Board”) has approved an amendment to the Company’s charter (the “Charter”) which would declassify the Board so that the entire Board will stand for election annually. In addition, the Board approved an amendment to the Company’s Bylaws, effective upon the amendment to the Charter, to introduce majority voting for the election of directors in uncontested elections, with a carve-out for a plurality vote standard in contested elections. The Board will recommend that stockholders approve the Charter amendment at the Company’s 2016 Annual Meeting of Stockholders. If the amendment is approved by the stockholders, the declassification and the majority voting will be in effect at the 2017 Annual Meeting of Stockholders. To enable stockholder consideration of this measure, Walter Investment’s 2016 Annual Meeting will now be held on June 9, 2016.

“The Board of Directors continuously reviews its governance practices to ensure alignment with the interests of our stockholders,” said Denmar J. Dixon, Vice Chairman, Chief Executive Officer and President of Walter Investment. “We believe the declassification of the Board will enhance Walter Investment’s corporate governance structure and will bring us in line with many companies who have made this same governance enhancement. We are confident this change best serves the interests of our stockholders.”

About Walter Investment Management Corp.

Walter Investment Management Corp. is a diversified mortgage banking firm focused primarily on the servicing and origination of residential loans, including reverse loans. Based in Tampa, Fla., the Company has approximately 5,900 employees and services a diverse loan portfolio. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com. The information on our website is not a part of this release.

Disclaimer and Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” “targets,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in our other filings with the SEC.

In addition, this press release may contain statements of opinion or belief concerning market conditions and similar matters. In certain instances, those opinions and beliefs could be based upon general observations by members of our management, anecdotal evidence and/or our experience in the conduct of our business, without specific investigation or statistical analyses. Therefore, while such statements reflect our view of the industries and markets in which we are involved, they should not be viewed as reflecting verifiable views and such views may not be shared by all who are involved in those industries or markets.

Proxy Statement

Walter Investment Management Corp., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2016 annual meeting of stockholders, which is scheduled to be held on Thursday, June 9, 2016 (the “2016 Annual Meeting”). The Company intends to file a preliminary proxy statement, followed by a definitive proxy statement, in connection with such solicitation of proxies from stockholders at the 2016 Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT WHEN EACH BECOMES AVAILABLE, AS EACH WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company securities is included in their Securities and Exchange Commission (“SEC”) filings on Forms 3, 4 and 5, which can be found through the Investor Relations section of our website (http://investor.walterinvestment.com/). Information can also be found in the Company’s other SEC filings, including our definitive proxy statement for the 2015 annual meeting of stockholders and our Annual Report on Form 10-K for the year ended December 31, 2015. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the preliminary proxy statement, definitive proxy statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Stockholders will be able to obtain the preliminary proxy statement and the definitive proxy statement when they become available, and any amendments or supplements to the proxy statements and other documents filed by the Company with the SEC, for free at the Internet website maintained by the SEC at www.sec.gov. Copies of the preliminary proxy statement and definitive proxy statement when each becomes available, and any amendments and supplements thereto, are also available for free on the Investor Relations section of our website (http://investor.walterinvestment.com/). In addition, stockholders can obtain a copy of the preliminary proxy statement and definitive proxy statement when each becomes available, and any amendments and supplements thereto and other documents filed by the Company with the SEC, by contacting our Investor Relations Group at Walter Investment Management Corp., Attn: Investor Relations, 3000 Bayport Drive, Suite 1100, Tampa, Florida 33607.

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